UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2016

Turning Point Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37763	20-0709285
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5201 Interchange Way

Louisville, Kentucky 40229

 (Address of principal executive offices)

(502) 778-4421

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On May 10, 2016, Turning Point Brands, Inc. (the “Company” or “we” or “us”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and FBR Capital Markets & Co. relating to the Company’s initial public offering (the “Offering”) of its common stock, par value $0.01 per share (the “Common Stock”). Pursuant to the Underwriting Agreement, the Company agreed to sell 5,400,000 shares of its Common Stock and provide for an overallotment option of 810,000 shares (the “Overallotment Option”) of Common Stock to the Underwriters. The initial public offering price was $10.00 per share. The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Underwriters. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make because of any of those liabilities. The Offering, closed on May 13, 2016 (the “Closing Date”). As of the date hereof, the underwriters have not exercise their overallotment option. The Company used the proceeds from the Offering to pay fees and expenses related to the offering, repurchase warrants and options issued by its subsidiary, Intrepid Brands LLC (“Intrepid”), repay approximately $34 million of its floating rate PIK Toggle Notes due 2021 (the “PIK Toggle Notes”) not exchanged for Common Stock as more fully-described below and used the remaining proceeds to repay a portion of the borrowings outstanding under its second lien credit facility.

In connection with the Offering, the Company entered into a number of agreements, which were disclosed in its Registrant Statement on Form S-1 (File No. 333-207816) (the “Registration Statement”) and are also described below:

Registration Rights Agreement

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain existing stockholders. Under the Registration Rights Agreement, at any time following the 180-day lock-up period following the Offering, subject to certain exceptions, including underwriter cutbacks, limitations on offering size and the Company’s right to defer a demand registration under certain circumstances, certain parties to the Registration Rights Agreement can require that the Company register for resale their shares of Common Stock.

The Registration Rights Agreement also includes customary piggyback rights for parties thereto in connection with registrations by the Company, including registrations filed in connection with a demand registration. Piggyback registration rights are subject to customary underwriter cutback provisions.

The Registration Rights Agreement includes customary covenants by the Company. It also provides that the Company will indemnify certain “Designated Stockholders” against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments that the Designated Stockholders may be required to make because of any of those liabilities.

Exchange and Sale Agreement for PIK Notes

In connection with the Offering, the Company entered into an exchange agreement with Standard General L.P. (together with the funds it manages, “Standard General”) pursuant to which the Company agreed to exchange for Common Stock the PIK Toggle Notes that were not repaid with a portion of the proceeds from the Offering attributable to Standard General’s anchor order (the “Exchange Agreement for PIK Notes”). Under the Exchange Agreement for PIK Notes, Standard General exchanged approximately $29.4 million in accreted value of PIK Toggle Notes (including PIK Toggle Notes subject to Fort George Investments, LLC’s (“Fort George”) participation interest, for approximately 3,168,438 shares of Common Stock (equivalent to a conversion price equal to the price paid by the underwriters for the shares in the Offering) of which 440,176 shares were issued to Fort George, in respect of its participation interest.

Exchange Agreements for 7% Senior Notes

In connection with the Offering, the Company entered into an exchange agreement (the “7% Senior Note Exchange Agreement”) with certain holders (the “7% Exchanging Holders”) of its 7% Senior PIK Toggle Notes due 2023 (the “7% Senior Notes”) as well into an exchange agreement (the “7% Standard General Exchange Agreement” and, together with the 7% Senior Note Exchange Agreement, the “7% Senior Noteholder Agreements”) with Standard General, pursuant to which the Company agreed to exchange the 7% Senior Notes subject to the agreements for Common Stock at a price equal to the price to the public in the Offering. Concurrently with the Closing of the Offering, the Company exchanged approximately $11.2 million in aggregate accreted value of the 7% Senior Notes for approximately 1.2 million shares of its Common Stock. The 7% Senior Noteholder Agreements each include certain representations, warranties and covenants by the Company, the 7% Senior Noteholders and Standard General, as applicable.

Warrant Purchase Agreement

On May 10, 2016, the Company entered into an agreement (the “Warrant Purchase Agreement”) with holders of warrants to purchase common units of Intrepid (the “Intrepid Warrantholders”) to repurchase the warrants held by such holders with proceeds from the Offering. On May 13, 2016, the Company purchased approximately 9.4 million Intrepid Warrants from the Intrepid Warrantholders party to the Warrant Purchase Agreement for $0.50 per Warrant. The Warrant Purchase Agreement includes certain representations and warranties by the Company and the Intrepid Warrantholders, and covenants by the Intrepid Warrantholders.

Amendment to the Stockholders’ Agreement

On April 28, 2016, the Company amended its Stockholders Agreement dated June 25, 1997, as amended by the Amended and Restated Stockholders’ Agreement dated February 9, 2004 (the “Amendment to the Stockholders’ Agreement”). The Company, North Atlantic Trading Company, Inc., a wholly owned subsidiary of the Company, and certain stockholders of the Company amended the Stockholders’ Agreement to provide for restrictions similar to those in the lock up agreements the Company’s executive officers and directors entered into with the Underwriters in connection with the Offering with respect to any shares of Common Stock held by the parties to the Stockholders’ Agreement. Pursuant to the Amendment to the Stockholders’ Agreement, all other substantive provisions of the Stockholders’ Agreement terminated upon the consummation of the Offering and the Stockholders’ Agreement will terminate in its entirety upon the expiration of the 180-day lock-up period.

Indemnification Agreements

On May 10, 2016, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its executive officers and directors and with Standard General. These agreements provide that the Company will indemnify the applicable executive officer, director or Standard General to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf.

The foregoing descriptions of the Underwriting Agreement, Registration Rights Agreement, Exchange Agreement for PIK Toggle Notes, 7% Standard General Exchange Agreement, 7% Senior Note Exchange Agreement, Warrant Purchase Agreement, Amendment to the Stockholders’ Agreement and Indemnification Agreements do not purport to be complete and are qualified in their entirety by reference to of the full agreements which are filed as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

As described in Item 1.01, the Company issued approximately 3.1 million shares of its common stock in exchange for a portion of the PIK Toggle Notes and approximately 1.2 million shares of its Common Stock in exchange for apportion of the 7% Senior Notes. These issuances of Common Stock were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2015 the Company entered into an amendment to the 2008 Amended and Restated Employment Agreement (the “2008 Agreement”) with Thomas F. Helms, Jr. to terminate the 2008 Agreement (the “Amendment”). Pursuant to the Amendment, which went into effect immediately prior to consummation of the Offering, Mr. Helms’ employment and the 2008 Agreement have been terminated. Neither the Company nor Mr. Helms have any further rights, obligations or duties under the 2008 Agreement, except that any rights Mr. Helms has to indemnification by the Company survive the termination of the 2008 Agreement. In consideration of the Amendment, the Company will pay Mr. Helms $298,312 shortly following the closing of the Offering and an additional $298,312 on the three-month anniversary of the closing of the Offering. Mr. Helms continues to serve as the Company’s non-executive chairman.

On November 23, 2015, the Company entered into new employment agreements with each of Lawrence Wexler and James Dobbins (the “2016 Employment Agreements”), the effectiveness of which was contingent on the consummation of the Offering. As more fully described in the Company’s Registration Statement, the 2016 Employment Agreements provide for an initial term of one year, subject to automatic extensions for successive one-year terms unless earlier terminated, or unless either party provides notice of non-renewal at least 60 days prior to the end of the applicable term. Pursuant to the 2016 Employment Agreements, Mr. Wexler is entitled to receive an annual base salary of $722,925 and Mr. Dobbins is entitled to receive an annual base salary of $365,271, subject to adjustment by the board of directors. Each of Messrs. Wexler and Dobbins will be eligible to receive an annual cash bonus award, with a target bonus opportunity equal to 100% of base salary for Mr. Wexler and 50% of base salary for Mr. Dobbins.

On November 23, 2015, the Company entered into a new employee agreement with Mark Stegeman (the “2016 Stegeman Agreement”), the effectiveness of which was contingent on the consummation of the Offering. The 2016 Stegeman Agreement provides for an initial term of one year, subject to automatic extensions for successive one-year terms unless earlier terminated, or unless either party provides notice of non-renewal at least 60 days prior to the end of the applicable term. Pursuant to the 2016 Stegeman Agreement, Mr. Stegeman is entitled to receive an annual base salary of $350,000, subject to adjustment by the board of directors. Mr. Stegeman will be eligible to receive an annual cash bonus award, with a target bonus opportunity equal to 50% of his base salary.

The foregoing descriptions of the Amendment, the 2016 Employment Agreements and the 2016 Stegeman Agreement do not purport to be complete and are qualified in their entirety by reference to each of the 2016 Employment Agreements and the 2016 Stegeman Agreement, copies of which are filed as Exhibits 10.8, 10.9, 10.10 and 10.11 hereto, respectively, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As more fully described in the Company’s Registration Statement, on May 12, 2016, the Company amended and restated its Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) and amended and restated its By-Laws.

The descriptions of the Second Amended and Restated Certificate of Incorporation and the By-Laws are qualified in their entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation and the By-Laws, attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1**	Underwriting Agreement amongst Turning Point Brands, Inc., Cowen and Company, LLC and FBR Capital Markets & Co., dated May 10, 2016.

3.1**	Second Amended and Restated Certificate of Incorporation.

3.2*	Amended and Restated By-laws (incorporated by reference to Exhibit 3.3 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on November 24, 2015).

4.1**	Registration Rights Agreement of Turning Point Brands, Inc.

10.1**	Exchange and Sale Agreement between North Atlantic Holding Company, Inc. and Standard General for PIK Notes.

10.2**	Exchange Agreement between Turning Point Brands, Inc. and Standard General for 7% Senior Notes.

10.3*	Exchange Agreement between North Atlantic Holding Company, Inc. and certain holders of the 7% Senior Notes dated November 4, 2015 (incorporated by reference to Exhibit 10.39 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on November 24, 2015).

10.4**	Intrepid Brands LLC Warrant Repurchase Agreement, dated May 10, 2016.

10.5*	Amendment No. 1 to the Turning Point Brands, Inc. Stockholders’ Agreement, dated April 28, 2016 (incorporated by reference to Exhibit 10.44 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on April 28, 2016).

10.6**	Indemnification Agreement between Turning Point Brands, Inc. and Standard General, dated May 10, 2016.

10.7*	Form of Indemnification Agreement between Turning Point Brands, Inc. and certain directors and officers (incorporated by reference to Exhibit 10.39 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on November 24, 2015).

10.8**	Amendment No. 1 to the Employment Agreement between Turning Point Brands, Inc. and Thomas F. Helms, Jr., dated December 4, 2015.

10.9**	2016 Employment Agreement between Turning Point Brands, Inc. and Lawrence Wexler, dated November 23, 2015.

10.10**	2016 Employment Agreement between Turning Point Brands, Inc. and James Dobbins, dated November 23, 2015.

10.11**	2016 Employment Agreement between Turning Point Brands, Inc. and Mark Stegeman, dated November 23, 2015.

*	Incorporated by reference.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TURNING POINT BRANDS, INC.

By:	/s/ James Dobbins
Name:	James Dobbins
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 16, 2016

EXHIBIT INDEX

1.1**	Underwriting Agreement amongst Turning Point Brands, Inc., Cowen and Company, LLC and FBR Capital Markets & Co., dated May 10, 2016.

3.1**	Second Amended and Restated Certificate of Incorporation.

3.2*	Amended and Restated By-laws (incorporated by reference to Exhibit 3.3 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on November 24, 2015).

4.1**	Registration Rights Agreement of Turning Point Brands, Inc.

10.1**	Exchange and Sale Agreement between North Atlantic Holding Company, Inc. and Standard General for PIK Notes.

10.2**	Exchange Agreement between Turning Point Brands, Inc. and Standard General for 7% Senior Notes.

10.3*	Exchange Agreement between North Atlantic Holding Company, Inc. and certain holders of the 7% Senior Notes dated November 4, 2015 (incorporated by reference to Exhibit 10.39 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on November 24, 2015).

10.4**	Intrepid Brands LLC Warrant Repurchase Agreement, dated May 10, 2016.

10.5*	Amendment No. 1 to the Turning Point Brands, Inc. Stockholders’ Agreement, dated April 28, 2016 (incorporated by reference to Exhibit 10.44 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on April 28, 2016).

10.6**	Indemnification Agreement between Turning Point Brands, Inc. and Standard General, dated May 10, 2016.

10.7*	Form of Indemnification Agreement between Turning Point Brands, Inc. and certain directors and officers (incorporated by reference to Exhibit 10.39 of the Registrant’s Registration Statement on Form S-1 (File No.333-207816) filed on November 24, 2015).

10.8**	Amendment No. 1 to the Employment Agreement between Turning Point Brands, Inc. and Thomas F. Helms, Jr., dated December 4, 2015.

10.9**	2016 Employment Agreement between Turning Point Brands, Inc. and Lawrence Wexler, dated November 23, 2015.

10.10**	2016 Employment Agreement between Turning Point Brands, Inc. and James Dobbins, dated November 23, 2015.

10.11**	2016 Employment Agreement between Turning Point Brands, Inc. and Mark Stegeman, dated November 23, 2015.

*	Incorporated by reference.
**	Filed herewith.